Exhibit 99.1

Qualstar Reports Fiscal 2017 Third Quarter Results

Strong Third Quarter Non-GAAP Earnings

SIMI VALLEY, Calif., November 8, 2017 — Qualstar Corporation (Nasdaq: QBAK), manufactures and markets data storage solutions and high-efficiency power supplies, today announced its financial results for the third fiscal quarter ended September 30, 2017.

(All amounts are in thousands, except per share data):

Results for the Three Months Ended September 30, 2017 vs. 2016

●	Net revenue increased 3.3% to $2,755 from $2,666
●	Total operating expenses increased 48.2% to $1,206 from $814
●	Net loss of $148 or ($0.07) per basic and diluted share vs. net loss of $53 or ($0.03) per basic and diluted share
●	Non-GAAP net income of $265 or $0.13 per basic and diluted share vs. net loss of $53 or ($0.03) per basic and diluted share

Results for the Nine Months Ended September 30, 2017 vs. 2016

●	Net revenue increased 3.8% to $7,461 from $7,186
●	Total operating expenses decreased 3.4% to $2,876 from $2,977
●	Net loss of $31 or ($0.02) per basic and diluted share vs. net loss of $803 or ($0.39) per basic and diluted share
●	Non-GAAP net income of $382 or $0.19 per basic and diluted share vs. net loss of $801 or ($0.39) per basic and diluted share
●	Cash provided by operations of $982 vs. cash used by operations of $285

Highlights for the Three and Nine Months Ended September 30, 2017

●	Solid balance statement, no debt and cash, restricted cash & cash equivalents increased by $972 to $4,763 from $3,791 as of December 31, 2016
●

Increased gross profit margins for the three months ended September 30, 2017 from the same period last year by 9.9% and for the nine months ended September 30, 2017 by 7.7% from the same period last year

●	Non-GAAP financial measures exclude the impact of stock-based compensation

“We continue to make substantial progress in driving profitability and positioning our business for long term success. We expect to finish the year with revenue growth in both business units and solid bottom line results” said Steven N. Bronson, CEO and President of Qualstar.

About Qualstar Corporation

Qualstar, founded in 1984, is a diversified electronics manufacturer specializing in data storage and power supplies. Qualstar is a leading provider of high efficiency and high density power supplies marketed under the N2Power™ brand, and of data storage systems marketed under the Qualstar™ brand. Our N2Power power supply products provide compact and efficient power conversion for a wide variety of industries and applications including, but not limited to, telecom, networking, broadcast, industrial, lighting, gaming and test equipment. Our Qualstar data storage products are used to provide highly scalable and reliable solutions to store and retrieve very large quantities of electronic data. Qualstar’s products are known throughout the world for high quality and Simply Reliable™ designs that provide years of trouble-free service. More information is available at www.qualstar.com or www.n2power.com or by phone at 805-583-7744.

Cautionary Statement Concerning Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements including our expectation that we will finish the year with revenue growth in both business units and solid bottom line results. These forward-looking statements are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For further information on these risks and uncertainties, please refer to the risk factors discussed in Qualstar’s filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such Form 10-K, and any subsequently filed reports. All of Qualstar’s filings are available without charge through the SEC’s website (www.sec.gov) or from Qualstar’s website (www.qualstar.com). The information contained in this press release is as of the date of this press release. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Non-GAAP Financial Measures

The non-GAAP measures identified in this press release as well as in the supplementary information to this press release are not measures of performance under accounting principles generally accepted in the United States of America (“GAAP”). These measures should not be considered a substitute for, and the reader should also consider income from operations, net earnings, earnings per share and other measures of performance as defined by GAAP as indicators of our performance or profitability. Our non-GAAP measures may not be comparable to other similarly-titled captions of other companies due to differences in the method of calculation. We present results adjusted to exclude the effects of certain unusual or special items that would otherwise be included under U.S. GAAP, to aid in the comparisons with other periods. We may use Non-GAAP financial measures to determine performance-based compensation and management believes that this information may be useful to investors.

Investor Relations:

Steven N. Bronson

Chief Executive Officer

805-617-4419

IR@Qualstar.com

-Financial Tables to Follow-

QUALSTAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

  (In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net revenues	$2,755	$2,666	$7,461	$7,186
Cost of goods sold	1,697	1,905	4,616	5,002
Gross profit	1,058	761	2,845	2,184
Operating expenses:
Engineering	131	232	427	850
Sales and marketing	360	276	886	933
General and administrative	715	306	1,563	1,194
Total operating expenses	1,206	814	2,876	2,977
Loss from operations	(148)	(53)	(31)	(793)
Other expenses	-	-	-	(10)
Loss before income taxes	(148)	(53)	(31)	(803)
Provision for income taxes	-	-	-	-
Net Loss	$(148)	$(53)	$(31)	$(803)
Loss per common share:
Basic and diluted	$(0.07)	$(0.03)	$(0.02)	$(0.39)
Weighted average common shares outstanding:
Basic and diluted	2,042	2,042	2,042	2,042

QUALSTAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2017	December 31, 2016
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,663	$3,691
Restricted cash	100	100
Accounts receivables, net	1,453	1,583
Inventories, net	1,082	1,360
Prepaid expenses and other current assets	171	166
Total current assets	7,469	6,900
Non-current assets:
Property and equipment, net	172	286
Other assets	70	77
Total assets	$7,711	$7,263

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$902	$888
Accrued payroll and related liabilities	206	222
Deferred service revenue, short term	850	787
Other accrued liabilities	378	359
Total current liabilities	2,336	2,256
Long term liabilities:
Other long term liabilities	52	63
Deferred service revenue	102	105
Total long term liabilities	154	168
Total liabilities	2,490	2,424

Shareholders’ equity:
Preferred stock, no par value; 5,000 shares authorized; no shares issued	-	-
Common stock, no par value; 50,000 shares authorized, 2,042 shares issued and outstanding as of September 30, 2017 and December 31, 2016	19,476	19,063
Accumulated deficit	(14,255)	(14,224)
Total shareholders’ equity	5,221	4,839
Total liabilities and shareholders’ equity	$7,711	$7,263

QUALSTAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTARY INFORMATION

RECONCILIATION OF U.S. GAAP NET INCOME TO NON-U.S. GAAP NET INCOME

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net loss, as reported	$(148)	$(53)	$(31)	$(803)
Unusual or special items:
Share-based compensation	413	-	413	2
Adjusted non-GAAP net income	$265	$(53)	$382	$(801)

Adjusted non-GAAP income (loss) per common share:
Basic and diluted	$0.13	$(0.03)	$0.19	$(0.39)
Weighted average common shares outstanding:
Basic and diluted	2,042	2,042	2,042	2,042